                                  EXHIBIT 10.1

                           AMENDMENT NO. 1 AND WAIVER


               AMENDMENT NO. 1 AND WAIVER (this "Amendment"), dated as of July 19, 2002, to that certain Credit Agreement, dated as of July 26, 2001, (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among SOLA INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, UBS WARBURG LLC, as sole lead arranger, UBS AG, STAMFORD BRANCH, as an Issuing Bank, and as administrative agent (in such capacity, the "Administrative Agent"), ABN AMRO BANK, N.V., as syndication agent, UBS AG, STAMFORD BRANCH, as collateral agent for the Lenders, and UNION BANK OF CALIFORNIA, as documentation agent.



                              W I T N E S S E T H :

               WHEREAS, the Borrower has requested that the Lenders agree to amend and waive certain provisions of the Credit Agreement;

               WHEREAS, pursuant to Section 9.08 of the Credit Agreement, the Borrower and each of the undersigned Lenders hereby agree to amend and waive certain provisions of the Credit Agreement as set forth herein;

               NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION ONE - Amendments. The Borrower and the Lenders hereby amend, subject to the satisfaction of the conditions set forth in Section Three hereof:

               (a) Section 1.01 of the Credit Agreement by adding thereto, in appropriate alphabetical sequence, the following definition:

               "euro" or "E" means the single currency of participating member states of the European Union.

               (b) The definition of "Adjusted Leverage Ratio" in Section 1.01 of the Credit Agreement by adding thereto, after the word "quarters" and before the period at the end thereof, the following phrase:

               "provided, that for the purposes of this definition, the rate of exchange between the euro and the dollar shall be E 0.8905 to $1.0000"

               (c) The definition of "Consolidated Interest Coverage Ratio" in
        Section 1.01 of the Credit Agreement by adding thereto, after the word "quarters" and before the period at the end thereof, the following phrase:

               "provided, that for the purposes of this definition, the rate of exchange between the euro and the dollar shall be E 0.8905 to $1.0000"

               (d) The definition of "Eligible Accounts Receivable" in Section
        1.01 of the Credit Agreement by deleting the words "150 days" in clause
        (d) and replacing it with the words "90 days".

               (e) The definition of "Permitted Acquisition" in Section 1.01 of the Credit Agreement by deleting the word "$10.0 million" in clause
        (vii) and replacing it with the word "$5.0 million", deleting the word "and" at the end of clause (viii) and by deleting clause (ix) and replacing it with the following:

                      (ix) the aggregate Acquisition Consideration for all
               Permitted Acquisitions shall not exceed $30.0 million since the Closing Date; provided, further, that any Equity Interests constituting all or a portion of such Acquisition Consideration shall not have a cash dividend requirement on or prior to the Revolving Credit Maturity Date; and

                      (x) after giving effect to the closing of each such
               Permitted Acquisition, the amount of the Borrower's unrestricted cash and cash equivalents (as defined in the Borrower's financial statements filed with the Securities and Exchange Commission) after giving effect to such Permitted Acquisition shall exceed $45.0 million.

               (f) Section 2.05(c)(ii) of the Credit Agreement by adding thereto, after the parenthetical and before the period at the end thereof, the following words:

                "during the preceding month (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Commitments of all Lenders shall have been terminated)"

               (g) Section 5.04 of the Credit Agreement by deleting clause (c) and replacing it with the following:

               "Monthly Reports. Within 30 days after the end of each calendar month (other than the last month of a fiscal quarter), the consolidated statements of income and cash flows and the balance sheet of the Borrower for such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows and the balance sheets for the comparable periods in the previous fiscal year, accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated results of operations and cash flows and the balance sheet of the Borrower as of the date and for the periods specified in accordance with GAAP consistently applied, subject to normal year-end and quarter-end adjustments, and such report shall be marked confidential;"

               (h) Section 6.08(a) of the Credit Agreement by deleting the table therein and replacing it with the following:

                      Fiscal Year Ended                Amount
                      -----------------                ------
                        March 31, 2002               $30,000,000
                        March 31, 2003               $35,000,000
                        March 31, 2004               $30,000,000

        and by deleting therefrom the third proviso in its entirety and replacing it with the words "provided, further, that the aggregate Capital Expenditures by the Borrower and its Subsidiaries shall not exceed $95.0 million from and after the Closing Date to the Revolving Credit Maturity Date".

               SECTION TWO - Waiver. Effective as of the Amendment Effective Date (as defined below), the Lenders hereby waive compliance by the Borrower through the Revolving Credit Maturity Date of Section 6.04 of the Credit Agreement with respect to the Borrower agreeing to defer payment in an amount not to exceed $3.0 million in accounts receivable due to the Borrower (the "Deferment") from U.S. Vision, Inc. ("USV"), in connection with the financing by the Borrower and certain banks (the "USV Lenders") to USV in connection with its merger with Kayak Acquisition Corporation (the "USV Merger"). The Deferment shall be expressly set forth in writing, a copy of which shall be delivered to the Lenders. The writing shall set forth that USV will to pay to the Borrower 6% per annum payable not less frequently than quarterly on the Deferment through the life of the Deferment. The writ




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ing shall further set forth that the Deferment shall not be subordinated other than to the loans by the USV Lenders to USV in connection with the USV Merger, in any event not to exceed $3.0 million of such financing.

               SECTION THREE - Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. The effectiveness of this Amendment (other than Sections Seven, Eight and Nine hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Five hereof and upon payment of the fees, costs and expenses set forth in the first sentence of Section Seven hereof.

               SECTION FOUR - Amendment Fee. Each Lender that executes and delivers a signature page to this Amendment not later than 12:00 p.m. (New York time) on July 17, 2002 (each, a "Qualifying Lender") will be entitled to receive an amendment fee (the "Amendment Fee") equal to the product of .10% of the then effective commitment of such Qualifying Lender on the Amendment Effective Date and payable on 12:00 p.m. (New York time) on July 17, 2002. The Amendment Fee shall be paid by the Borrower by wire transfer of immediately available funds to the Administrative Agent and shall be distributed by the Administrative Agent to each of the Qualifying Lenders.

               SECTION FIVE - Representations, Warranties and Covenants. In order to induce the Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agents that before and after giving effect to this Amendment, (x) no Default or Event of Default has occurred and is continuing; and (y) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

               (a) It has the corporate power and authority to execute, deliver and perform this Amendment and have taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

               (b) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower; and

               (c) The Borrower will not purchase any Notes unless each such purchase is made in compliance with all applicable law.

               SECTION SIX - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under the Loan Documents, in each case as modified by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION SEVEN - Costs, Expenses, Taxes and Fees. The Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and




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the other instruments and documents to be delivered hereunder, if any
(including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 9.05 of the Credit Agreement. In addition, the Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

               SECTION EIGHT - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

               SECTION NINE - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).


                            [Signature Pages Follow]




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


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       SOLA INTERNATIONAL INC.


                                       By:   /S/ Steven M. Neil
                                             --------------------------------
                                             Name: Steven M. Neil
                                             Title: Executive Vice President

                  Lender Signature page to Amendment No. 1 to
                    Sola International Inc. Credit Agreement



                                       UBS AG, STAMFORD BRANCH, as a Lender



                                       By:   /S/ Robert Reuter
                                             -----------------------------------
                                             Name: Robert Reuter
                                             Title: Executive Director



                                       By:   /S/ Renata Jacobson
                                             -----------------------------------
                                             Name: Renata Jacobson
                                             Title: Director

                  Lender Signature page to Amendment No. 1 to
                    Sola International Inc. Credit Agreement



                                         ABN-AMRO BANK, as a Lender


                                         By:   /S/ Dean P. Giglio
                                               ---------------------------------
                                               Name: Dean P. Giglio
                                               Title: Vice President



                                         By:   /S/ Todd J. Miller
                                               ---------------------------------
                                               Name: Todd J. Miller
                                               Title: Assistant Vice President

                  Lender Signature page to Amendment No. 1 to
                    Sola International Inc. Credit Agreement



                                       RZB FINANCE LLC, as a Lender



                                       By:   /S/ John A. Valiska
                                             -----------------------------------
                                             Name: John A. Valiska
                                             Title: Group Vice President



                                       By:   /S/ Eric Salat
                                             -----------------------------------
                                             Name: Eric Salat
                                             Title: Vice President

                  Lender Signature page to Amendment No. 1 to
                    Sola International Inc. Credit Agreement



                                    UNION BANK OF CALIFORNIA, N.A., as a Lender



                                    By:   /S/ Ryan C. Bradley
                                          --------------------------------------
                                          Name: Ryan C. Bradley
                                          Title: Vice President

                  Lender Signature page to Amendment No. 1 to
                    Sola International Inc. Credit Agreement



                                       WESTPAC BANKING CORPORATION, as a Lender



                                       By:   /S/ Andrew Ramsey
                                             -----------------------------------
                                             Name: Andrew Ramsey
                                             Title: Vice President






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